Summary Prospectus Cambiar Small Cap Fund Investor Class Shares: CAMSX | Institutional Class Shares: CAMZX The Advisors’ Inner Circle Fund July 27, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request to continue receiving paper reports. Instead, as of that date, the reports will be made available on a website, and you will be notified by mail each time a report is posted. The mail notification will provide you with a website link permitting you to access the report.

Under these regulations, you can continue receiving paper copies of the shareholder reports (free of charge) after March 1, 2021 by notifying the Fund or your financial intermediary at any time. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-777-8227 (toll free). If you invest through a financial intermediary such as a broker-dealer or bank, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Cambiar Funds if you invest directly with the Fund.

If you have already elected to receive shareholder reports electronically, you will not be affected by the change described above, and you need not take any action.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cambiar.com/individual/documents-and-forms. You can also get this information at no cost by calling 1-866-777-8227, by sending an e-mail request to cambiarfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2020, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investing With The Courage Of Our Convictions®

Fund Investment Objective

The Cambiar Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares and Investor Class Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees[1]		0.85%		0.85%
Other Expenses		0.25%		0.45%
Shareholder Service Fees[2]	None		0.20%
Other Operating Expenses	0.25%		0.25%
Total Annual Fund Operating Expenses		1.10%		1.30%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.20)%		(0.20)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.90%		1.10%

[1]	Management Fees have been restated to reflect current fees.
[2]	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.
[3]

Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding any class-specific expenses (including shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.90% of the average daily net assets of each of the Fund’s share classes until March 1, 2021. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of the fees waived or reduced or other payments remitted by the Adviser during the rolling three-year period preceding the date of the reimbursement if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver or expense payment; and (ii) at the time of the reimbursement. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the

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“Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2021. This Agreement automatically terminates upon the termination of the investment advisory agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$92	$330	$587	$1,322
Investor Class Shares	$112	$392	$694	$1,550

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund generally considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000® Value Index ($6.2 billion as of December 31, 2019) or $3.5 billion, whichever is greater at the time of initial purchase.

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In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

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Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

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Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

●

Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

●

Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal (not peak) earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if the investment thesis remains intact.

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Principal Risks of Investing in the Fund

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small-capitalization companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for meeting or exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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Updated performance information is available at www.cambiar.com or by calling 1-866-777-8227.

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 19.91% (quarter ended 12/31/2011) and the lowest return for a quarter was (23.68)% (quarter ended 9/30/2011).

Average Annual Total Returns for Periods Ended December 31, 2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on October 31, 2008. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before October 31, 2008. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

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	1 Year	5 Years	10 Years	Since Inception (08/31/04)
Investor Class Shares
Fund Returns Before Taxes	28.98%	4.47%	9.89%	9.06%
Fund Returns After Taxes on Distributions	27.56%	2.46%	7.96%	7.51%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	18.17%	3.03%	7.63%	7.14%
Institutional Class Shares
Fund Returns Before Taxes	29.30%	4.67%	10.12%	9.23%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%	7.90%

Investment Adviser

Cambiar Investors, LLC

Fund Management

The Small Cap Fund is managed by the domestic investment team. This team includes:

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2004.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since 2011.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Purchasing and Selling Fund Shares

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the

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right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to convert, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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CMB-SM-006-1100